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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004

                   ------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 30, 2000

                        INFINITY BROADCASTING CORPORATION
                   ------------------------------------------
                          (Exact name of registrant as
                            specified in its charter)


         Delaware                                    13-4030071
-----------------------------                  ----------------------
(State or other jurisdiction-                      (IRS Employer
     of incorporation)                         Identification Number)


                     40 West 57th Street, New York, NY 10019
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (212) 314-9200
                                 --------------
              (Registrant's telephone number, including area code)


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Item 5.  Other Events

         On October 30, 2000, Infinity Broadcasting Corporation ("Infinity" or the "Registrant"), Viacom Inc. ("Viacom") and IBC Merger Corp., a direct wholly-owned subsidiary of Viacom ("Merger Sub"), entered into a definitive agreement and plan of merger (the "Merger Agreement") pursuant to which Infinity will merge with and into Merger Sub (the "Merger") and Viacom will acquire all the issued and outstanding shares of Class A Common Stock, $.01 par value per share, of Infinity ("Infinity Class A Shares") not currently owned by Viacom. In the Merger, each outstanding Infinity Class A Share will be converted into the right to receive 0.592 of a share of Class B Common Stock, par value $.01 per share, of Viacom. Viacom currently holds 100% of Infinity's Class B Common Stock, par value $.01 per share (the "Infinity Class B Shares"), which represents approximately 64.3% of the total outstanding Infinity Class A Shares and Infinity Class B Shares and approximately 90.0% of the combined voting power of the Infinity Class A Shares and the Infinity Class B Shares. Viacom does not currently hold any Infinity Class A Shares.

         On October 31, 2000, 1999, the Registrant and Viacom issued a joint press release announcing the Merger Agreement, which is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

     (c) The following exhibits are filed with this report:

         2 Agreement and Plan of Merger, dated as of October 30, 2000, among Viacom Inc., IBC Merger Corp., and Infinity Broadcasting Corporation, is incorporated herein by reference to Exhibit
                  99.1 to the Report on Form 8-K of Viacom Inc., as filed with the Securities and Exchange Commission on October 31, 2000.


         99.1 Joint Press Release issued by Infinity Broadcasting Corporation and Viacom Inc. on October 31, 2000, is incorporated herein by reference to Exhibit 99.2 to the Report on Form 8-K of Viacom Inc., as filed with the Securities and Exchange Commission on October 31, 2000.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   INFINITY BROADCASTING CORPORATION
                                   (Registrant)



                                   By: /s/ Angeline C. Straka
                                      --------------------------
                                      Angeline C. Straka
                                      Senior Vice President, Secretary &
                                       General Counsel


Date:  October 31, 2000